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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                  FORM 8-K/A
                          _________________________

                      Amendment No. 1 to CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 29, 2006



                        CARRINGTON LABORATORIES, INC.

            (Exact name of Registrant as specified in its charter)



               Texas                    0-11997             75-1435663
  -------------------------------     ----------         ----------------
  (State or other jurisdiction of     Commission         (I.R.S. Employer
  incorporation or organization)      File Number       Identification No.)


          2001 Walnut Hill Lane
              Irving, Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)



   Registrant's telephone number, including area code:  (972) 518-1300


                                Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 4.01   Changes in Registrant's Certifying Accountant

      At a meeting held on June 20, 2006, the Audit Committee of the Board of Directors of Carrington Laboratories, Inc. (the "Company") approved the engagement of Weaver & Tidwell, L.L.P. ("Weaver & Tidwell") as the Company's independent auditors for the fiscal year ending December 31, 2006. On the same day, Weaver & Tidwell formally advised the Company that it was accepting the position as the Company's independent auditors for the fiscal year ending December 31, 2006. As previously reported on the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the "SEC") on March 30, 2006, Grant Thornton LLP ("Grant Thornton") notified the Company on March 29, 2006 that it would decline to stand for reappointment as the Company's independent registered public accounting firm for the year ending December 31, 2006. On May 15, 2006, Grant Thornton ceased to serve as the Company's independent registered public accounting firm of record.

      During the fiscal years ended December 31, 2004 and December 31, 2005 and through June 20, 2006, neither the Company nor anyone acting on its behalf consulted Weaver & Tidwell regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or (2) any matter that was (a) either the subject of a "disagreement" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, or (b) a "reportable event" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

      Pursuant to Item 304(a)(2)(D) of Regulation S-K, the Company has requested that Weaver & Tidwell review this disclosure before it is filed and has provided Weaver & Tidwell with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in this disclosure. Weaver & Tidwell has advised the Company that it does not have any new information or clarification of the Company's expression of its views and that it agrees with the statements made by the Company in this disclosure.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date:  June 21, 2006          By: /s/ Carlton E. Turner
                               -------------------------------------
                               Carlton E. Turner, Ph.D., D.Sc.
                               President and Chief Executive Officer